SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   December 5, 2000

DISPLAY TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in its Charter)

Nevada	000-0-14427	38-2286268
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

5029 Edgewater Drive Orlando, Florida	32810

(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:  (407) 521-7477

Not Applicable

(Former name or former address, if changed since last report)

ITEM 1.      CHANGE IN CONTROL

        On January 18, 2001, the Company completed a restructuring of its credit facilities with SouthTrust Bank (“SouthTrust”). In connection with this restructuring, Raymond James Capital Partners, L.P. (“Raymond James Capital”), Renaissance Capital Growth & Income Fund III, Inc. (“Renaissance III”), and Renaissance US Growth & Income Trust, PLC (“Renaissance PLC,” and together with Raymond James Capital and Renaissance III, the “Preferred Shareholders’) entered into an Agreement to Provide Guarantee with the Company whereby Raymond James Capital guaranteed a portion of the Company’s bank facility. Pursuant to this Agreement all the directors of the Company except for Thomas N. Grant and Gary D. Bell resigned and three directors designated by the Preferred Shareholders were elected to the Board of Directors (with the third such director slated to take office ten days following the filing and distribution of the statement required by Rule 14f-1). As a result of obtaining these positions on the Board of Directors, the Preferred Shareholders obtained control of the Company. The Preferred Shareholders beneficially own 50.6% of the outstanding voting stock of the Company. At the time of the debt restructuring, J. William Brandner, President of the Company, retired and James C. Taylor has been elected President of the Company.

        The restructuring of the Company’s debt and the transaction with the Preferred Shareholders are more fully described in Item 5 below, which is hereby incorporated by reference.

ITEM 4.      CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        On January 26, 2001, the Board of Directors of the Registrant approved the engagement of Grant Thornton, LLP to audit the Registrant’s financial statements for the fiscal year ending June 30, 2001, and dismissed BDO Seidman, LLP, which previously served as the Company’s independent certified public accountants. This decision to change accountants, which resulted from new management’s desire to work with Grant Thornton, was approved by the Company’s Audit Committee.

        The reports of BDO Seidman, LLP on the Company’s financial statement as of and for the year ended June 30 1999, did not contain an adverse opinion or a disclaimer of opinion nor was such report qualified as to audit scope or accounting principles. The report of BDO Seidman, LLP on the Company’s financial statements as presented in their Annual Report on Form 10-K for the year ended June 30, 2000, contained a qualification based on an uncertainty as to the Company’s ability to continue as a going concern.

        During the two fiscal years ended June 30, 2000 and June 30, 1999, and in the subsequent interim period, there were no disagreements with BDO Seidman, LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of BDO Seidman, LLP would have caused BDO Seidman, LLP to make reference to the subject matter of the disagreement in its reports. However, a material weakness in the internal accounting control structure of the Company was identified. The material weakness relates to the Company’s accounting for inventory.

ITEM 5.      OTHER EVENTS

        On January 18, 2001, the Company completed a restructuring of its credit facilities with SouthTrust Bank. The revolving loan facility available to the Company and certain of its subsidiaries from SouthTrust was separated into two new loans. First, a new revolving loan facility (the “Company Revolving Loan”) was provided to the Company and all of its subsidiaries except Ad Art Electronic Sign Corporation (“Ad Art”) and Hamilton Digital Designs, Ltd. (“Hamilton”). The balance of the Company Revolving Loan on the day of closing was $5,000,000. Second, an $8,122,489.56 term loan (the “Ad Art Loan”) was made to Ad Art and Hamilton. Under the terms of the new loan agreements, the Company and all of its subsidiaries except for Ad Art and Hamilton were released from liability for the Ad Art Loan and certain other obligations related to Ad Art. Ad Art and Hamilton were released from liability under the Company Revolving Loan and certain other obligations related to the Company’s other subsidiaries. A new term loan of up to $1,000,000 was made to Ad Art for the purpose of funding its orderly liquidation if a sale of that subsidiary is not accomplished in the near future. The maturity dates for all loans were extended to June 30, 2001. In order to facilitate the restructuring, Raymond James Capital agreed to guarantee up to $1,750,000 of the Company Revolving Loan. Renaissance PLC agreed to indemnify Raymond James with respect to a portion of any liability under the guarantee. In consideration for this guarantee, the Company (1) granted warrants to purchase a total of 3,000,000 shares of the Company’s common stock at a price of $.125 per share to Raymond James Capital and Renaissance PLC, (2) issued a total of 50,000 shares of Series A-1 Convertible Preferred Stock convertible into 2,500,000 shares of common stock to Raymond James Capital, Renaissance PLC, and Renaissance III in exchange for their 50,000 shares of Series A Convertible Preferred Stock which were convertible into 1,500,300 shares of Common Stock, and (3) reduced the conversion price of two $1,750,000 convertible notes of the Company held by Renaissance PLC and Renaissance III from $4.31 per share of common stock to $2.00 per share. Effective upon the restructuring of the credit facility, all the directors of the Company, except for Gary D. Bell and Thomas M. Grant, resigned. Two directors designated by Raymond James, Gary A. Downing and William A. Pecora, were appointed to the Board of Directors. A representative of Renaissance PLC and Renaissance Fund, Robert C. Pearson, will also be added to the Board. Also effective upon restructuring of the credit facility, J. William Brandner, President of the Company, retired as an officer of the Company and James C. Taylor was subsequently appointed President and Chief Executive Officer of the Company.

        Effective December 5, 2000, the Company converted 8,000 shares of Series A Convertible Preferred Stock of AmeriVision Outdoor, Inc., a Florida corporation (“AmeriVision”), into 8,000 shares, or 80%, of the outstanding common stock of AmeriVision. The Company had subscribed for and purchased the 8,000 shares of Series A Convertible Preferred Stock of AmeriVision from AmeriVision in June 1999 for $500,000. On the same date, the Company also exercised options to purchase the remaining 20% of the common stock of AmeriVision for a nominal sum, which exercise price was calculated pursuant to certain provisions in the agreement granting such options based on the financial performance of AmeriVision. As the result of the foregoing transactions, AmeriVision became a wholly-owned subsidiary of the Company.

        On January 17, 2001, La-Man Corporation, a wholly-owned Florida subsidiary of the Company sold substantially all of its assets to Filter Systems, Inc., a Florida corporation, for $1,300,000 cash.

        The Company intends to close its Orlando headquarters effective March 1, 2001 and relocate to Charlotte, North Carolina.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

2.8	Asset Purchase Agreement dated January 16, 2001 by and between Filter Systems, Inc. and La-Man Corporation
3.40	Bylaws of AmeriVision Outdoor, Inc.
4.40	Certificate Designation of Display Technologies, Inc. Series A-1 Preferred Stock
4.41	Certificate of Correction of the Certificate of Designation of Display Technologies, Inc. Series A-1 Preferred Stock
10.148	Restructuring Agreement by and among Display Technologies, Inc., Ad Art Electronic Sign Corporation, Don Bell Industries, Inc., J.M. Stewart Manufacturing, Inc., La-Man Corporation, J.M. Stewart Corporation, J.M. Stewart Industries, Inc., Vision Trust Marketing, Inc., Lockwood Sign Group, Inc., Hamilton Digital Designs Ltd., AmeriVision Outdoor, Inc. and SouthTrust Bank
10.149	Loan and Security Agreement by and among Display Technologies, Inc., Don Bell Industries, Inc., J.M. Stewart Manufacturing, Inc., La-Man Corporation, J.M. Stewart Corporation, J.M. Stewart Industries, Inc., Vision Trust Marketing, Inc., Lockwood Sign Group, Inc., AmeriVision Outdoor, Inc. and SouthTrust Bank
10.150	Loan and Security Agreement by and among Ad Art Electronic Sign Corporation, Hamilton Digital Designs Ltd. and SouthTrust Bank
10.151	Agreement to Provide Guarantee by and among Display Technologies, Inc., Raymond James Capital Partners, L.P., Renaissance Capital Growth & Income Fund III, Inc., and Renaissance U.S. Growth & Income Trust PLC

10.152	Amended and Restated Investors' Rights Agreement by and among Display Technologies, Inc. and the entities listed on Exhibit A thereto
10.153	Subordinated Promissory Note in the principal amount of $1,750,000 from Display Technologies, Inc. to Raymond James Capital Partners L.P.
10.154	First Amendment to 8.75% Convertible Debenture between Display Technologies, Inc. and Renaissance Capital Growth & Income Fund III, Inc.
10.155	First Amendment to 8.75% Convertible Debenture between Display Technologies, Inc. and Renaissance U.S. Growth & Income Trust PLC
10.156	Stock Purchase Warrant issued by Display Technologies, Inc. to Raymond James Capital Partners L.P. for the purchase of up to 2,143,000 shares of common stock
10.157	Stock Purchase Warrant issued by Display Technologies, Inc. to The Frost National Bank f/b/o Renaissance U.S. Growth & Income Trust PLC to purchase up to 857,000 shares of common stock
18.1	Letter from BDO Seidman, LLP *
________________________________
*     To be filed by amendment.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DISPLAY TECHNOLOGIES, INC. (Registrant)
/s/ Todd D. Thrasher
Todd D. Thrasher, Vice President, Treasurer (CFO) & Secretary

EXHIBIT INDEX

2.8	Asset Purchase Agreement dated January 16, 2001 by and between Filter Systems, Inc. and La-Man Corporation
3.40	Bylaws of AmeriVision Outdoor, Inc.
4.40	Certificate Designation of Display Technologies, Inc. Series A-1 Preferred Stock
4.41	Certificate of Correction of the Certificate of Designation of Display Technologies, Inc. Series A-1 Preferred Stock
10.148	Restructuring Agreement by and among Display Technologies, Inc., Ad Art Electronic Sign Corporation, Don Bell Industries, Inc., J.M. Stewart Manufacturing, Inc., La-Man Corporation, J.M. Stewart Corporation, J.M. Stewart Industries, Inc., Vision Trust Marketing, Inc., Lockwood Sign Group, Inc., Hamilton Digital Designs Ltd., AmeriVision Outdoor, Inc. and SouthTrust Bank
10.149	Loan and Security Agreement by and among Display Technologies, Inc., Don Bell Industries, Inc., J.M. Stewart Manufacturing, Inc., La-Man Corporation, J.M. Stewart Corporation, J.M. Stewart Industries, Inc., Vision Trust Marketing, Inc., Lockwood Sign Group, Inc., AmeriVision Outdoor, Inc. and SouthTrust Bank
10.150	Loan and Security Agreement by and among Ad Art Electronic Sign Corporation, Hamilton Digital Designs Ltd. and SouthTrust Bank
10.151	Agreement to Provide Guarantee by and among Display Technologies, Inc., Raymond James Capital Partners, L.P., Renaissance Capital Growth & Income Fund III, Inc., and Renaissance U.S. Growth & Income Trust PLC
10.152	Amended and Restated Investors' Rights Agreement by and among Display Technologies, Inc. and the entities listed on Exhibit A thereto
10.153	Subordinated Promissory Note in the principal amount of $1,750,000 from Display Technologies, Inc. to Raymond James Capital Partners L.P.

10.154	First Amendment to 8.75% Convertible Debenture between Display Technologies, Inc. and Renaissance Capital Growth & Income Fund III, Inc.
10.155	First Amendment to 8.75% Convertible Debenture between Display Technologies, Inc. and Renaissance U.S. Growth & Income Trust PLC
10.156	Stock Purchase Warrant issued by Display Technologies, Inc. to Raymond James Capital Partners L.P. for the purchase of up to 2,143,000 shares of common stock
10.157	Stock Purchase Warrant issued by Display Technologies, Inc. to The Frost National Bank f/b/o Renaissance U.S. Growth & Income Trust PLC to purchase up to 857,000 shares of common stock
18.1	Letter from BDO Seidman, LLP *
________________________________
*     To be filed by amendment.